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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 2, 2004
                                 DATE OF REPORT
                        (Date of earliest event reported)


                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


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
         DELAWARE                        1-8514                 95-3822631
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)
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                     411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

         On December 1, 2004, Dod A. Fraser was appointed to the Board of Directors of Smith International, Inc. (the "Company") to serve a term ending on the date of the Company's Annual Meeting of shareholders in 2005. He will join the Audit Committee and the Compensation and Benefits Committee. Since 2000, Mr. Fraser has served as President of Sackett Partners Incorporated, a consulting company for not-for-profit entities. Mr. Fraser served as Managing Director, Group Executive of the global oil and gas group of The Chase Manhattan Bank from 1995 to 2000. Prior to 1995, Mr. Fraser was a General Partner of Lazard Freres & Co., which he joined in 1978.

         Mr. Fraser is not a party to any arrangement or understanding with any person pursuant to which he was selected as a director, nor is he a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 4.04(a) of Regulation S-K.

         A copy of the press release dated December 1, 2004, announcing the appointment of Mr. Fraser to the Company's Board of Directors is attached hereto as Exhibit 99.1 to this report on form 8-K, and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits. The exhibit below is being furnished with this Form 8-K.

            99.1 Press Release dated December 1, 2004 with respect to the Company's appointment of Dod Fraser to the Company's Board of Directors.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SMITH INTERNATIONAL, INC.


Date: December 2, 2004                 /s/ NEAL S. SUTTON
                                       -----------------------------------------

                                       By:  Neal S. Sutton
                                       Senior Vice President - Administration,
                                       General Counsel and Secretary


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                                  EXHIBIT INDEX

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EXHIBIT NO.            DESCRIPTION
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
   99.1                Press Release by the Registrant dated December 1, 2004.
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